Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Carvana, LLC

1930 W. Rio Salado Parkway

Tempe, Arizona 85281

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Carvana, LLC (the “Company”) and Credit Suisse Securities (USA) LLC, Amherst Pierpont Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Carvana Auto Receivables Trust 2020-P1, Asset-Backed Notes, Series 2020-P1.

The information provided to us, including the information set forth in the Statistical Data File (as defined herein), is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 2, 2020, representatives of the Company provided us with an automobile receivable listing containing 13,741 automobile receivables (the “Automobile Receivable Listing”). At the Company’s instruction, we randomly selected 150 automobile receivables (the “Sample Receivables”) from the Automobile Receivable Listing.

Further, on November 17, 2020, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2020, with respect to each of the 13,741 automobile receivables indicated on the Automobile Receivable Listing (the “Statistical Data File”).

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Borrower name 2. Origination date 3. Original amount financed 4. First payment date 5. Original maturity date	6. Original term 7. Scheduled monthly payment 8. Annual percentage rate (“APR”) 9. Borrower state

We compared Characteristics 1. through 8. to the corresponding information set forth on or derived from the Installment Sales Contract, Modification Agreement or Correction Letter (collectively, the “Contract”).

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We compared Characteristic 9. to the corresponding information set forth on or derived from the Title Application or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

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with respect to Characteristic 5., differences of thirty days or less are deemed to be “in agreement.” Further, for the Sample Receivables indicated in Appendix A, we observed a difference with respect to the original maturity date set forth on the Statistical Data File when compared to the original maturity date set forth on the Contract. For these Sample Receivables, we were instructed to perform an additional procedure and compare the original maturity date set forth on the Statistical Data File to the corresponding information derived from the “Deferral Agreement;” and

•	with respect to Characteristic 8., differences of 0.01% are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of or observed the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on a Title Certificate;

•	a Credit Application;

•	a Truth-in-Lending Disclosure Statement;

•	an Agreement to Provide Insurance Statement is indicated on a Contract; and

•	a model type of “used” is indicated on the Contract.

The automobile receivable documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Receivable Documents, except as indicated in Appendix B. Supplemental information is contained in Appendix C.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 24, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2020.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 5. for the following Sample Receivables:

200055865201
200056892501
200062303601

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Unable to verify the existence of a Title Certificate for two Sample Receivables.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 24, 2020

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Receivable number	Characteristic / Items not verified

1	200065240901	Borrower state, security interest of the Company, existence of Title Certificate

1	200065424101	Borrower state, security interest of the Company, existence of Title Certificate

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.